BRIDGEFILMS INC.

December 1, 2006

Joyce James, President
Diamond Key Corporation
P.O. Box 881239
Steamboat Springs CO 80488

ADDENDUM I to our December 31, 1999 Note

Dear Ms. James:

Bridgefilms Inc. (the "Corporation") has the following original promissory note agreement between Diamond Key Corporation and our Corporation:

Note 1: USD$50,000 dated December 31, 1999 with repayment date of December 1, 2007

Bridgefilms Inc. and Diamond Key Corporation hereby agree on the following: (1) to change the repayment of Note 1 to December 1, 2012, (2) to give a 15 months advance official notice for the demand of repayment of such outstanding loans, and (3) to change the rate of interest on the Note as of this date from 6% to 7%. All other terms and conditions remains the same.

Since rely,

Virginia F. Perry

Virginia F. Perry, President

Please sign below to indicate you agree to this ADDENDUM I . Thank you for your kind support.

Joyce James

Joyce James

50 WEST LIBERTY STREET , SUITE 880
RENO NV 89501-1977
970 710 1799